UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21465

CBRE Clarion Global Real Estate Income Fund

(Exact name of registrant as specified in charter)

201 King of Prussia Road, Suite 600

Radnor, PA 19087

(Address of principal executive offices) (Zip code)

T. Ritson Ferguson, President and Chief Executive Officer

CBRE Clarion Global Real Estate Income Fund

201 King of Prussia Road, Suite 600

Radnor, PA 19087

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-711-4272

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report(s) to Stockholders.

The semi-annual Report of CBRE Clarion Global Real Estate Income Fund (the “Trust”) transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

CBRE CLARION GLOBAL REAL ESTATE

INCOME FUND

Semi-Annual Report for the Six Months Ended June 30, 2012

CBRE Clarion Global Real Estate Income Fund (the “Trust”), acting in accordance with an exemptive order received from the Securities and Exchange Commission (“SEC”) and with approval of its Board of Trustees (the “Board”), has adopted a managed distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of the Trust during such year and all of the returns of capital paid by portfolio companies to the Trust during such year. In accordance with its Policy, the Trust distributes a fixed amount per common share, currently $0.045, each month to its common shareholders. This amount is subject to change from time to time in the discretion of the Board. Although the level of distributions is independent of fund performance, the Trust expects such distributions to correlate with its performance over time. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential increases or decreases in the final dividend periods for each year in light of the Trust’s performance for the entire calendar year and to enable the Trust to comply with the distribution requirements imposed by the Internal Revenue Code. Over time, the Trust expects that the distribution rate in relation to the Trust’s Net Asset Value (“NAV”) will approximately equal the Trust’s total return on NAV.

The fixed amount of distributions will be reviewed and amended as necessary by the Board at regular intervals with consideration of the level of investment income and realized gains. The Board strives to establish a level regular distribution that will meet the Trust’s requirement to pay out all taxable income (including amounts representing return of capital paid by portfolio companies) with a minimum of special distributions. The Trust’s total return in relation to changes in NAV) is presented in the financial highlights table. Shareholders should not draw any conclusions about the Trust’s investment performance from the amount of the current distribution or from the terms of the Trust’s managed distribution policy. The Board may amend or terminate the managed distribution policy without prior notice to Trust shareholders.

Shareholders should note that the Trust’s Policy is subject to change or termination as a result of many factors. The Trust is subject to risks through ownership of its portfolio company holdings including, but not limited to, declines in the value of real estate held by the portfolio company, risks related to general and local economic conditions, and portfolio company losses. Moreover, an economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Trust invests, which in turn could result in the Trust not achieving its investment or distribution objectives thereby jeopardizing the continuance of the Policy. Please refer to the prospectus for a fuller description of the Trust’s risks.

Table of Contents

CBRE CLARION GLOBAL REAL ESTATE INCOME FUND SEMI-ANNUAL REPORT 2012

Letter to Shareholders	2

Portfolio of Investments	7

Financial Statements	9

Supplemental Information	21

SEMI-ANNUAL REPORT 2012	1

Letter to Shareholders

T. Ritson Ferguson

Steven D. Burton

Dear Shareholder:

We are pleased to present the 2012 Semi-Annual Report for the CBRE Clarion Global Real Estate Income Fund (the “Trust”).

Performance Review

Global real estate stocks, as measured by the S&P Developed Property Index (S&PDPI) (1), delivered positive returns during the first half of the year. Generally solid 2011 earnings results coupled with an improving economic landscape provided the backdrop for very strong first quarter performance (+12.8%). Despite a 6.3% pullback in May, second quarter results also remained in positive territory at 2.0% as listed property company returns continued to be buoyed by a number of key factors, including: (1) an attractive dividend yield relative to other asset classes; (2) a healthy near-term earnings and dividend growth outlook; and (3) property companies’ strong balance sheets and continued access to attractively priced capital.

During the first six months of 2012, the S&PDPI rose 15.0% and the MSCI REIT Preferred Index (MSRPI) (2) rose 6.5%. The Trust’s Net Asset Value Return (“NAV Return” i.e., NAV gain plus dividends) was 13.4%, equal to the return of a blended index comprised of 80% S&PDPI and 20% MSRPI (3). On average during the first half of 2012, 17% of the Trust’s portfolio was invested in preferred stock. The Trust’s portfolio positions for both preferred and common stocks outperformed the year-to-date performance of the MSRPI and S&PDPI indices respectively. Security selection in the United States and Australia were particularly helpful to performance. The Trust’s market price return of 19.8% (i.e., stock price appreciation plus reinvested dividends) exceeded the NAV Return due to the significant narrowing of the discount of the Trust’s share price to NAV (from 16.0% at year-end to 11.5% at June 30). The Trust continues to employ little leverage in an effort to reduce volatility.

The Trust paid total dividends of $0.27 per share for the first six months of 2012, consisting of six regular monthly dividends of $0.045 per share. The annualized dividend of $0.54 per share represents a 6.8% yield on share price and a 6.0% yield on NAV as of June 30. The Board continues to review the sustainability of the Trust’s regular monthly dividend in light of the current market environment and the dividends that have been paid out over the life of the Trust (which amount to $11.92 per share since inception in 2004). Based on income and realized gains to date this year, the Board has thus far seen fit to maintain the monthly dividend at the current level rate.

The Trust’s dividend is established by the Board at regular intervals with consideration of the portfolio’s level of investment income, potential capital appreciation and market conditions. The Board strives to establish a level monthly dividend that, by the end of the year, satisfies the requirement (under applicable tax regulations) to distribute all income and realized gains, with a minimum of special distributions.

(1)	The S&P Developed Property Index is an unmanaged market-weighted total return index which consists of over 350 real estate companies from 22 developed markets with a free float total market capitalization of at least U.S. $100 million that derive more than 60% of their revenue from real estate development, management, rental and/or direct investment in physical property.

(2)	The MSCI REIT Preferred Index is a preferred stock market capitalization weighted index of all exchange traded preferred securities of equity REITs.

(3)	We include the return of this “blended index” as a reference point, since the Trust invests in both common and preferred stocks issued by listed property companies. The Trust does not have a formal performance benchmark.

2	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Portfolio Review

The Trust’s investments remain well-diversified by property type and geography as shown in the pie charts below. The geographic mix of the portfolio has been relatively stable during the past six months. At June 30, the Trust’s portfolio was 52% invested in the Americas, 10% in Europe, 25% in Asia-Pacific, with 12% invested in preferred stock of US real estate companies (down from 19% this time last year). Retail is the largest property type represented in the portfolio at 46%. We continue to favor retail properties (particularly top-quality malls) because historically these properties have shown more stable cash flows during economic slow-downs than other commercial property types. The Trust also has meaningful positions in the industrial, apartment and office sectors.

Geographic Diversification (4)	Sector Diversification (4)

Market Commentary

The issue regarding the market outlook is the deteriorating prospects for economic growth around the globe. While the resolution of the European financial system has captured many of the headlines, the core issue remains the anemic level of economic growth in most parts of the world. Real GDP growth projections for 2012 globally have generally been revised downward over the past year, as shown by the two charts below. The first chart reflects the Western world and the second chart reflects the Asia-Pacific region. Projections have been revised downward more recently and most notably for the Asia-Pacific region:

Economist Poll of Forecasters

Evolution of the GDP Forecast for 2012

(4)	Percentages presented are based on managed assets and are subject to change. Geographic and Sector diversification are unaudited.

SEMI-ANNUAL REPORT 2012	3

With economic releases during the second quarter generally disappointing, the probability of 2012 GDP growth projections being revised further downward has increased. While we think concerns of a “double dip” scenario are likely overdone, there is little doubt that economic growth remains sluggish. An index of global leading indicators in the following chart reveals the recent loss of momentum of the global economic rebound:

Headline Global Leading Indicators vs. Global Industrial Production

The case for listed property companies remains positive, however, in the current environment of sluggish economic growth. Listed property companies have many investment attributes that are appealing in the current uncertain economic environment. This should provide support for the asset class, particularly among investors seeking a high component of current income in the total return proposition. These attributes include: (1) compelling relative yield in a low yield world with a healthy near-term growth outlook; (2) stable cash flows generated from generally improving property fundamentals; and (3) attractive real estate valuations.

Property companies provide attractive dividend yields. The average dividend yield for a global real estate securities strategy is now in the 3-4% range. This compares favorably with fixed income alternatives. Additionally, we estimate that dividend growth this year and next will be in the high single-digit range, driven by a combination of improving company cash flows as well as an increase in dividend payout policies which remain conservative. The relative yield proposition versus fixed income alternatives has only improved with the continued decline of bond yields. As shown in the following chart, current spreads between dividend yields of listed property companies and local 10-year sovereign bond yields for most major global markets are materially wider than long-term average spreads.

Indicated Dividend Yields

4	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Real estate cash flows remain resilient amidst the economic uncertainty. Despite the global economic slowdown, our underwritten earnings projections of funds from operations (cash flow per share) are now higher than what we projected at the beginning of the year. More specifically, our current global weighted average estimates for cash flow growth per share for 2012 and 2013 are 110 basis points higher than what we had projected at December 31, 2011. Projected earnings are higher as a result of a combination of improving revenues, lower expenses (partly via lower financing costs), and external growth, which is an increasing component of earnings growth. While a rising expectation for revenue growth seems unusual given the changing economic backdrop, listed property companies are benefiting partly from an increase in their market share of tenant demand. This is being driven by the higher-than-average quality of their property portfolios and the superior property locations versus the average private landlord in many markets globally. The chart below reflects our current earnings growth outlook.

Regional Earnings Growth Forecast

Listed real estate is cheaper than private real estate. We estimate that listed property company real estate now trades at a 4% discount to our estimate of the underlying real estate value within our net asset value (NAV) estimates. NAV relationships by major geography are displayed in the chart below. Canada and the U.S. are the only markets with observable premiums to NAV, and in the case of the U.S. the premium disappears when you focus on the pricing of the “core” property types (i.e., retail, office, industrial and apartments). The discounts in the Asia-Pacific region are particularly notable on both an absolute basis as well as relative to long-term averages.

NAV Premium/Discount by Region

SEMI-ANNUAL REPORT 2012	5

Total returns for property stocks will continue to be anchored by an average dividend yield which remains in the 3-4% range and earnings growth that we project will be 6-7% this year and next. The persisting discount to NAV of listed real estate company stocks in most markets suggests that there remains the possibility of further multiple expansion. For these reasons, we continue to be constructive on the total return prospects for a portfolio of global property stocks over the course of the coming year.

We appreciate your continued faith and confidence.

Sincerely,

T. Ritson Ferguson	Steven D. Burton
President & Chief Executive Officer	Co-Portfolio Manager
Co-Portfolio Manager

The views expressed represent the opinion of CBRE Clarion Securities and are subject to change and are not intended as a forecast or guarantee of future results. This material is for informational purposes only, does not constitute investment advice, and is not intended as an endorsement of any specific investment. Information and opinions are derived from proprietary and non-proprietary sources.

6	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Portfolio of Investments (unaudited)

June 30, 2012

Shares		Market Value ($)
	Real Estate Securities* – 98.3%
	Common Stock – 85.8%
	Australia – 13.2%
5,453,037	CFS Retail Property Trust Group	$10,843,895
2,776,835	Charter Hall Retail Real Estate Investment Trust	9,421,568
38,529,000	Dexus Property Group	36,729,567
1,410,723	Goodman Group	5,307,047
3,536,700	GPT Group	11,927,220
4,102,827	Westfield Group	39,953,234
8,119,662	Westfield Retail Trust	23,720,724
		137,903,255

	Canada – 11.3%
200,100	Calloway Real Estate Investment Trust	5,495,905
500,000	Crombie Real Estate Investment Trust (a)	7,209,770
884,800	H&R Real Estate Investment Trust	21,264,015
2,082,900	InnVest Real Estate Investment Trust	9,602,854
440,000	InnVest Real Estate Investment Trust (a)	2,028,545
700,000	Primaris Retail Real Estate Investment Trust (a)	16,177,351
2,078,800	RioCan Real Estate Investment Trust	56,484,143
		118,262,583

	France – 3.4%
65,700	Altarea	8,504,412
351,122	Societe de la Tour Eiffel	17,587,492
49,220	Unibail-Rodamco SE	9,063,329
		35,155,233

	Germany – 0.5%
167,161	GSW Immobilien AG	5,723,420
	Hong Kong – 3.5%
8,913,000	Link REIT (The)	36,367,398
	Japan – 2.6%
840	Activia Properties, Inc. (b)	4,826,921
620	Frontier Real Estate Investment Corp.	4,973,054
10,652	Japan Retail Fund Investment Corp.	16,887,806
		26,687,781

	Netherlands – 2.7%
118,455	Corio NV	5,205,766
357,401	Eurocommercial Properties NV	12,359,503
277,161	Vastned Retail NV	10,810,458
		28,375,727

Shares		Market Value ($)
	New Zealand – 0.7%
9,050,000	Goodman Property Trust	$7,237,567
	Singapore – 5.1%
6,735,000	Ascendas Real Estate Investment Trust	11,430,573
16,748,000	CapitaMall Trust	25,251,563
6,761,600	Global Logistic Properties Ltd. (b)	11,155,466
4,757,000	Suntec Real Estate Investment Trust	5,069,427
		52,907,029

	United Kingdom – 3.5%
1,939,300	Land Securities Group Plc	22,462,922
4,045,110	Segro Plc	13,786,716
		36,249,638

	United States – 39.3%
795,353	Brandywine Realty Trust	9,814,656
826,200	Camden Property Trust (c)	55,908,954
668,632	CBL & Associates Properties, Inc. (c)	13,065,069
1,472,700	Extra Space Storage, Inc.	45,064,620
327,769	General Growth Properties, Inc.	5,929,341
1,533,200	Liberty Property Trust	56,483,088
1,183,385	Macerich Co. (The)	69,878,884
1,847,070	OMEGA Healthcare Investors, Inc.	41,559,075
714,731	ProLogis, Inc.	23,750,511
100,000	Regency Centers Corp.	4,757,000
1,040,500	Retail Properties of America, Inc., Class A	10,113,660
194,219	Simon Property Group, Inc. (c)	30,232,130
1,211,534	UDR, Inc.	31,306,039
63,760	Ventas, Inc. (c)	4,024,531
712,120	Verde Realty (b)(d)	8,545,440

		410,432,998
	Total Common Stock (cost $731,346,822)	895,302,629

See notes to financial statements.

SEMI-ANNUAL REPORT 2012	7

Portfolio of Investments concluded

Shares		Market Value ($)
	Preferred Stock – 12.5%
	United States – 12.5%
80,500	Apartment Investment & Management Co., Series U	$2,022,563
480,000	BioMed Realty Trust, Inc., Series A	12,172,800
51,000	CBL & Associates Properties, Inc., Series C	1,299,480
100,000	CBL & Associates Properties, Inc., Series D	2,555,000
257,339	Cedar Realty Trust, Inc., Series A	6,549,278
171,300	Corporate Office Properties Trust SBI MD, Series J	4,294,491
320,000	Digital Realty Trust, Inc., Series E	8,598,400
121,700	Eagle Hospitality Properties Trust, Inc., Series A (b)	360,536
400,000	Entertainment Properties Trust, Series D	10,104,000
20,000	Glimcher Realty Trust, Series F	505,400
645,700	Glimcher Realty Trust, Series G	16,297,468
150,000	iStar Financial, Inc., Series F	2,655,000
765,000	iStar Financial, Inc., Series I	13,188,600
520,000	LaSalle Hotel Properties, Series G	13,088,400
268,000	Pebblebrook Hotel Trust, Series A	7,001,500
442,500	SL Green Realty Corp., Series C	11,385,525
200,000	SL Green Realty Corp., Series D	5,092,000
142,600	Taubman Centers, Inc., Series G	3,623,466
373,500	Taubman Centers, Inc., Series H	9,503,707
	Total Preferred Stock (cost $130,123,714)	130,297,614
	Total Investments – 98.3% (cost $861,470,536)	1,025,600,243
	Other Assets less Liabilities – 1.7%	17,841,767

	Net Assets – 100.0%	$1,043,442,010
*	Includes U.S. Real Estate Investment Trusts (“REIT”) and Real Estate Operating Companies (“REOC”) as well as entities similarly formed under the laws of non-U.S. Countries.

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At June 30, 2012, the securities amounted to $25,415,666 or 2.4% of net assets.

(b)	Non-income producing security.

(c)	All or a portion of these securities have been physically segregated in connection with written option contracts.

(d)	Fair valued pursuant to guidelines approved by the board.

Number of Contracts	Call Options Written (b)	Expiration Date	Exercise Price	Market Value
1,000	Simon Property Group, Inc.	July 2012	$155	$295,000
2,000	Camden Property Trust	August 2012	70	170,000
3,000	CBL & Associates Properties, Inc.	August 2012	20	150,000
400	Ventas, Inc.	August 2012	65	26,000
	Total Call Options Written (Premiums received $253,939)			$641,000

See notes to financial statements.

8	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Statement of Assets and Liabilities (unaudited)

As of June 30, 2012

Assets
Investments, at value (cost $861,470,536)	$1,025,600,243
Cash and cash equivalents (including foreign currency of $211,386 with a cost of $211,381)	12,208,153
Dividends and interest receivable	7,030,198
Dividend withholding reclaims receivable	140,779
Other assets	94,956
Total Assets	1,045,074,329

Liabilities
Written options (premiums received $253,939)	641,000
Management fee payable	659,004
Accrued expenses	332,315
Total Liabilities	1,632,319

Net Assets	$1,043,442,010

Composition of Net Assets
$0.001 par value per share; unlimited number of shares authorized, 116,590,494 shares issued and outstanding	$116,590
Additional paid-in capital	1,363,050,697
Distributions in excess of net investment income	(55,778,383)
Accumulated net realized loss on investments, written options, swap contracts and foreign currency transactions	(427,754,801)
Net unrealized appreciation on investments, written options and foreign currency denominated assets and liabilities	163,807,907

Net Assets	$1,043,442,010

Net Asset Value (based on 116,590,494 shares outstanding)	$8.95

See notes to financial statements.

SEMI-ANNUAL REPORT 2012	9

Statement of Operations (unaudited)

For the Six Months Ended June 30, 2012
Investment Income
Dividends (net of foreign withholding taxes of $1,501,490)	$28,287,668
Interest	224
Total Investment Income	28,287,892

Expenses
Management fees	4,357,974
Printing and mailing fees	334,958
Interest expense on line of credit	90,470
Insurance fees	86,010
Custodian fees	78,696
Trustees’ fees and expenses	77,750
Legal fees	74,671
Administration fees	62,048
NYSE listing fee	52,783
Audit and tax fees	36,351
Miscellaneous expenses	17,394
Total Expenses	5,269,105
Management fee waived	(340,616)
Net Expenses	4,928,489

Net Investment Income	23,359,403

Net Realized and Unrealized Gain (Loss) on Investments, Written Options and Foreign Currency Transactions
Net realized gain on:
Investments	92,806
Written options	476,488
Foreign currency transactions	39,871
Total Net Realized Gain	609,165
Net change in unrealized appreciation (depreciation) on:
Investments	101,720,857
Written options	(387,061)
Foreign currency denominated assets and liabilities	42,902
Total Net Change in Unrealized Appreciation (Depreciation)	101,376,698

Net Gain on Investments, Written Options and Foreign Currency Transactions	101,985,863

Net Increase in Net Assets	$125,345,266

See notes to financial statements.

10	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2012 (unaudited)	For the Year Ended December 31, 2011
Change in Net Assets Resulting from Operations

Net investment income	$23,359,403	$39,879,687

Net realized gain (loss) on investments, written options and foreign currency transactions	609,165	(5,923,615)

Net change in unrealized appreciation (depreciation) on investments, written options and foreign currency denominated assets and liabilities	101,376,698	(21,658,681)

Net increase in net assets resulting from operations	125,345,266	12,297,391

Dividends and Distributions on Common Shares *

Distribution of net investment income	(31,479,433)	(38,608,248)

Distribution of return of capital	—	(24,350,619)

Total dividends and distributions on Common Shares	(31,479,433)	(62,958,867)

Net Increase (Decrease) in Net Assets	93,865,833	(50,661,476)

Net Assets

Beginning of period	949,576,177	1,000,237,653

End of period (net of distributions in excess of net investment income of $55,778,383 and $47,658,353, respectively)	$1,043,442,010	$949,576,177

*	The final determination of the source of the 2012 distributions for tax purposes will be made after the Trust’s fiscal year.

See notes to financial statements.

SEMI-ANNUAL REPORT 2012	11

Statement of Cash Flows (unaudited)

For the Six Months Ended June 30, 2012

Cash Flows from Operating Activities:

Net increase in net assets resulting from operations	$125,345,266

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities:

Net change in unrealized appreciation/depreciation on investments	(101,333,796)

Net realized gain on investments	(92,806)

Cost of securities purchased	(14,479,101)

Proceeds from sale of securities	75,714,321

Premiums on written options	253,939

Decrease in receivable for investment securities sold	3,875

Decrease in dividends and interest receivable	543,819

Increase in dividend withholding reclaims receivable	(140,779)

Decrease in other assets	29,881

Increase in management fee payable	35,616

Decrease in accrued expenses	(87,465)

Net Cash Provided by Operating Activities	85,792,770

Cash Flows From Financing Activities:

Cash distributions paid on common shares	(31,479,433)

Decrease in line of credit payable	(42,169,900)

Net Cash Used in Financing Activities	(73,649,333)

Net increase in cash	12,143,437

Cash and Cash Equivalents at Beginning of Period	64,716

Cash and Cash Equivalents at End of Period	$12,208,153

Supplemental disclosure

Interest paid on line of credit	$121,526

See notes to financial statements.

12	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Financial Highlights

Per share operating performance for a share outstanding throughout the period	For the Six Months Ended June 30, 2012 (unaudited)		For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007

Net asset value, beginning of period	$8.14		$8.58	$7.51	$5.63	$16.16	$22.78
Income from investment operations
Net investment income (1)	0.20		0.34	0.36	0.39	1.11	1.17
Net realized and unrealized gain (loss) on investments, written options, swap contracts and foreign currency transactions	0.88		(0.24)	1.25	2.03	(10.15)	(4.07)
Dividends and distributions on Preferred Shares from net investment income (common stock equivalent basis)	—		—	—	—	(0.25)	(0.48)
Total from investment operations	1.08		0.10	1.61	2.42	(9.29)	(3.38)
Dividends and distributions on Common Shares
Net investment income	(0.27)		(0.33)	(0.54)	(0.54)	—	(1.97)
Capital gains	—		—	—	—	(0.68)	(1.25)
Return of capital	—		(0.21)	—	—	(0.56)	—
Total dividends and distributions to Common Shareholders	(0.27)		(0.54)	(0.54)	(0.54)	(1.24)	(3.22)
Offering expenses in connection with the issuance of Preferred Shares	—		—	—	—	—	(0.02)
Net asset value, end of period	$8.95		$8.14	$8.58	$7.51	$5.63	$16.16
Market value, end of period	$7.92		$6.84	$7.75	$6.37	$3.98	$13.83
Total investment return (2)
Net asset value	13.38%		0.94%	22.41%	46.79%	(61.14)%	(15.82)%
Market value	19.78%		(5.38)%	31.06%	79.09%	(67.38)%	(32.34)%
Ratios and supplemental data
Net assets, applicable to Common Shares, end of period (thousands)	$1,043,442		$949,576	$1,000,238	$875,448	$586,525	$1,659,240
Ratios to average net assets applicable to Common Shares of:
Net expenses, after fee waiver +	0.98	% (3)	1.03%	0.94%	1.14%	1.28%	1.38%
Net expenses, before fee waiver +	1.05	% (3)	1.14%	1.11%	1.38%	1.67%	1.74%
Net expenses, after the fee waiver excluding interest on line of credit +	0.96	% (3)	0.97%	0.90%	1.12%	1.28%	1.08%
Net expenses, before fee waiver excluding interest on line of credit +	1.03	% (3)	1.09%	1.07%	1.35%	1.67%	1.44%
Net investment income, after preferred share dividends	4.65	% (3)	3.98%	4.60%	6.75%	7.10%	3.17%
Preferred share dividends	N/A		N/A	N/A	0.04%	2.08%	2.20%
Net investment income, before preferred share dividends +	4.65	% (3)	3.98%	4.60%	6.79%	9.18%	5.37%
Portfolio turnover rate	1.41%		1.53%	12.91%	28.04%	7.32%	6.10%
Leverage analysis:
Preferred shares, at redemption value, ($25,000 per share liquidation preference) (thousands)	N/A		N/A	N/A	N/A	$370,000	$910,000
Net asset coverage per share of preferred shares	N/A		N/A	N/A	N/A	$64,630	$70,584

(1)	Based on average shares outstanding.

(2)	Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust’s Dividend Reinvestment Plan. Net Asset Value (“NAV”) total return is calculated assuming reinvestment of distributions at NAV on the date of the distribution.

(3)	Annualized.

+	Does not reflect the effects of dividends to Preferred Shareholders.

See notes to financial statements.

SEMI-ANNUAL REPORT 2012	13

Notes to Financial Statements (unaudited)

1.	Fund Organization

CBRE Clarion Global Real Estate Income Fund (the “Trust”) is a diversified, closed-end management investment company that was organized as a Delaware statutory trust on November 6, 2003 under the Investment Company Act of 1940, as amended. Effective July 5, 2011, the Trust has been renamed CBRE Clarion Global Real Estate Income Fund. CBRE Clarion Securities LLC (the “Advisor”) is the Trust’s investment advisor. The Trust commenced operations on February 18, 2004.

On February 15, 2011, ING Group and CB Richard Ellis, Inc. (“CBRE”) entered into agreements pursuant to which the majority of ING’s real estate investment management business, including the Advisor, would be acquired by CBRE, a US based global provider of real estate services (the “Transaction”). The Transaction was completed on July 1, 2011. Certain members of the Advisor’s senior management team acquired a minority equity interest in the Advisor as part of the Transaction. The Advisor, now a majority-owned subsidiary of CBRE, is partially owned by its senior management team.

2.	Significant Accounting Policies

The following accounting policies are in accordance with U.S. general accepted accounting principles (“GAAP”) and are consistently followed by the Trust.

Securities Valuation – The net asset value of the common shares of the Trust will be computed based upon the value of the Trust’s portfolio securities and other assets. The Trust calculates net asset value per common share by subtracting the Trust’s liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) and the liquidation value of any outstanding preferred shares from the Trust’s total assets (the value of the securities the Trust holds, plus cash and/or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Trust outstanding. Net asset value per common share will be determined as of the close of the regular trading session (usually 4:00 p.m., EST) on the New York Stock Exchange (“NYSE”) on each business day on which the NYSE is open for trading.

For purposes of determining the net asset value of the Trust, readily marketable portfolio assets traded principally on an exchange, or on a similar regulated market reporting contemporaneous transaction prices, are valued, except as indicated below, at the last sale price for such assets on such principal markets on the business day on which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Foreign securities are valued based upon quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trust’s Board of Trustees (the “Board”).

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities, which mature in 60 days or less are valued at, amortized cost, which approximates market value.

GAAP provides guidance on fair value measurements. In accordance with the standard, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Trust’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

For Level 1 inputs, the Trust uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Trust’s Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market

14	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Notes to Financial Statements continued

participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Trust uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used as of June 30, 2012 in valuing the Trust’s investments carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Real Estate Securities
Common Stocks

Australia	$137,903,255	$—	$—	$137,903,255

Canada	118,262,583	—	—	118,262,583

France	35,155,233	—	—	35,155,233

Germany	5,723,420	—	—	5,723,420

Hong Kong	36,367,398	—	—	36,367,398

Japan	26,687,781	—	—	26,687,781

Netherlands	28,375,727	—	—	28,375,727

New Zealand	7,237,567	—	—	7,237,567

Singapore	52,907,029	—	—	52,907,029

United Kingdom	36,249,638	—	—	36,249,638

United States	401,887,558	—	8,545,440	410,432,998

Total Common Stocks	886,757,189	—	8,545,440	895,302,629
Preferred Stocks

United States	111,409,308	18,888,306	—	130,297,614

Total Investments in Real Estate Securities	998,166,497	18,888,306	8,545,440	1,025,600,243

Call Options Written

United States	(641,000)	—	—	(641,000)

The primary third party pricing vendor for the Trust’s listed preferred stock investments is FT Interactive Data (“IDC”). When available, the Trust will obtain a closing exchange price to value the preferred stock investments and, in such instances, the investment will be classified as Level 1 since an unadjusted quoted price was utilized. When a closing price is not available for the listed preferred stock investments, IDC will produce an evaluated mean price (midpoint between the bid and the ask evaluation) and such investments will be classified as Level 2 since other observable inputs were used in the valuation. Factors used in the IDC evaluation include trading activity, the presence of a two-sided market, and other relevant market data.

The Trust’s policy is to recognize transfers in and transfers out at the fair value as of the beginning of the period. The portfolio may hold securities which are periodically fair valued in accordance with the Trust’s fair value procedures. This may result in movements between Levels 1, 2 and 3 throughout the period. The fair value of Level 2 and Level 1 investments at December 31, 2011 was $5,065,001 and $969,274,999, respectively. $17,946,380 was transferred out of Level 1 into Level 2 during the period ended June 30, 2012 as a result of obtaining quoted exchange closing prices from the Trust’s third party pricing vendor. With regard to the transfers from Level 1 into Level 2, quotations were still obtained from the Trust’s third party pricing vendor. Pursuant to the Trust’s fair value procedures noted previously, equity securities (including exchange traded securities and open-end regulated investment companies) exchange traded derivatives (i.e. futures contracts and options) are generally categorized as Level 1 securities in the fair value hierarchy. Fixed income securities, non-exchange traded derivatives and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy. Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

The Trust has one investment in a private equity security which is classified as Level 3 because no market quotations are readily available. In determining the fair value of this investment, the following factors may be evaluated: balance sheet, income statement, the portfolio of real estate investments held, economic factors and conditions in which the company operates, and comparable public company valuations and trading prices.

SEMI-ANNUAL REPORT 2012	15

Notes to Financial Statements continued

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stocks
Balance as of December 31, 2011	$10,681,800

Realized gain (loss)	—

Change in unrealized appreciation (depreciation)	(2,136,360)

Net purchases (sales)	—

Transfers in and/or out of Level 3	—
Balance as of June 30, 2012	$8,545,440

For the six months ended June 30, 2012, there have been no significant changes to the Trust’s fair valuation methodology.

Derivatives and Hedging Disclosure — Codification Topic 815 (“ASC 815”), Derivatives and Hedging, requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Trust has invested in derivatives, specifically written options for the six months ended June 30, 2012 which are detailed in the table herein. The Trust’s derivative agreements contain credit-risk related contingent features which include, but are not limited to, a percentage decline in the Trust’s NAV or net assets over a specified time period. If an event occurred that triggered a contingent feature, the counterparty to the agreement may require the Trust to post additional collateral or terminate the derivative positions and demand payment. Any collateral posted with respect to the derivative positions would be used to offset or reduce the payment. The maximum exposure to derivatives agreements with credit-risk related contingent features would be the total value of derivatives in net liability positions for the Trust.

The Trust has invested in derivatives, specifically written options for the six months ended June 30, 2012, which are detailed in the table herein. The derivative instruments disclosed and described herein are subject to credit risk. Credit risk is where the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a derivative contract might default on its obligations. The effect of such derivative instruments on the Trust’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the summary below.

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Equity contracts		$—	Written options	$641,000

Gain or (loss) associated with derivatives outstanding throughout the six months ended June 30, 2012 is as follows:

Amount of Realized Gain on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Written Options

Equity contracts	$476,488

Change in Unrealized Appreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Written Options

Equity contracts	$(387,061)

For the six months ended June 30, 2012, the Trust’s average premiums received for written options was $84,646.

Foreign Currency Translation – The books and records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current rates of exchange;

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Trust are presented at the foreign exchange rates and market values at the close of each fiscal period, the Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the period. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses will be included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets or liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.

16	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Notes to Financial Statements continued

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Forward Exchange Currency Contracts – The Trust may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain Trust purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Trust.

The Trust’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Trust having a value at least equal to the aggregate amount of the Trust’s commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Trust has in that particular currency contract. As of June 30, 2012, the Trust did not hold any forward exchange currency contracts.

Options – The Fund may purchase or sell (write) options on securities and securities indices which are listed on a national securities exchange or in the over-the-counter (“OTC”) market as a means of achieving additional return or of hedging the value of the Trust’s portfolio.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Trust forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Transactions in written options during the six months ended June 30, 2012 were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	—	$—
Options closed during the period	(19)	(1,425)
Options exercised during the period	(152)	(3,263)
Options expired during the period	(12,748)	(475,481)

Options written during the period	19,319	734,108
Options outstanding, end of period	6,400	$253,939

Securities Transactions and Investment Income – Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Distributions received from investments in REITs are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The portion of dividend attributable to the return of capital is recorded against the cost basis of the security. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid on a monthly basis. Income dividends and capital gain distributions to common shareholders are recorded on the ex-dividend date. To the extent the Trust’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Trust not to distribute such gains.

SEMI-ANNUAL REPORT 2012	17

Notes to Financial Statements continued

On August 5, 2008, the Trust acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of the Board, adopted a managed distribution policy under which the Trust intends to make regular monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. With this new policy the Trust can now include long-term capital gains in its distribution as frequently as twelve times a year. In practice, the Board views their approval of this policy as a potential means of further supporting the market price of the Trust through the payment of a steady and predictable level of cash distributions to shareholders.

The current monthly distribution rate is $0.045 per share. The Trust continues to evaluate its monthly distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Use of Estimates – The preparation of financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

3.	Concentration of Risk

Under normal market conditions, the Trust’s investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. Values of the securities of such companies may fluctuate due to economic, legal, cultural, geopolitical or technological developments affecting various global real estate industries.

4.	Investment Management Agreement and Other Agreements

Pursuant to an investment management agreement between the Advisor and the Trust, the Advisor is responsible for the daily management of the Trust’s portfolio of investments, which includes buying and selling securities for the Trust, as well as investment research. The Trust pays for investment advisory services and facilities through a fee payable monthly in arrears at an annual rate equal to 0.85% of the average daily value of the Trust’s managed assets plus certain direct and allocated expenses of the Advisor incurred on the Trust’s behalf. The Advisor has agreed to waive a portion of its management fee in the amount of 0.25% of the average daily values of the Trust’s managed assets for the first five years of the Trust’s operations (through February, 2009), and for a declining amount for an additional four years (through February, 2013). During the six months ended June 30, 2012, the Trust incurred management fees of $4,017,358 which are net of $340,616 in management fees waived by the Advisor.

The Trust has multiple service agreements with The Bank of New York Mellon (“BNYM”). Under the servicing agreements, BNYM will perform custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNYM is responsible for the custody of the Trust’s assets. As administrator, BNYM is responsible for maintaining the books and records of the Trust’s securities and cash. As transfer agent, BNYM is responsible for performing transfer agency services for the Trust.

5.	Portfolio Securities

For the six months ended June 30, 2012, there were purchases and sales transactions (excluding short-term securities) of $14,482,365 and $75,714,321, respectively.

6.	Federal Income Taxes

The Trust intends to elect to be, and qualify for treatment as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). A regulated investment company generally pays no federal income tax on the income and gains that it distributes. The Trust intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

The Trust is required to evaluate tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Trust as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the six months ended June 30, 2012, the Trust did not incur any income tax, interest, or penalties. As of June 30, 2012, the Advisor has reviewed all open tax years and concluded that there was no impact to the Trust’s net assets or results of operations. Tax years ended December 31, 2009, through December 31, 2011, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Advisor will monitor its tax positions to determine if adjustments to this conclusion are necessary.

The Trust distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the

18	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Notes to Financial Statements continued

recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized losses in the components of net assets on the Statement of Assets and Liabilities.

In order to present paid-in capital in excess of par and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to additional paid-in capital, undistributed net investment income and accumulated net realized gains or losses on investments. For the year ended December 31, 2011, the adjustments were to decrease additional paid-in capital by $26,414,410 increase accumulated net realized loss on investments by $2,873,953 and increase distributions in excess of net investment income by $23,540,457 due to the difference in the treatment for book and tax purposes of certain investments. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2011, the Trust had capital loss carryforwards which will reduce the Trust’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal income tax. Pursuant to the code, such capital loss carryforwards, if unused, will expire, $28,739,702, $370,635,903 and $26,711,743 in 2016, 2017 and 2018, respectively.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. $2,333,921 is characterized as long-term capital losses and has no expiration.

The final determination of the source of the 2012 distributions for tax purposes will be made after the end of the Trust’s fiscal year and will be reported to shareholders in February 2013 on Form 1099-DIV.

For the year ended December 31, 2011, the tax character of distributions paid, as reflected in the Statements of Changes in Net Assets, was $38,608,248 of ordinary income and $24,350,619 of return of capital, respectively.

Information on the components of net assets as of June 30, 2012 is as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation on Investments
$861,470,536	$254,734,529	($90,604,822)	$164,129,707

7.	Borrowings

The Trust has access to a secured line of credit up to $300,000,000 from BNYM for borrowing purposes. Borrowings under this arrangement bear interest at the Federal funds rate plus 75 basis points. At June 30, 2012, there were no borrowings on the Trust’s line of credit.

The average daily amount of borrowings during the six months ended June 30, 2012 was $26,891,829 with a related weighted average interest rate of 0.87%. The maximum amount outstanding for the six months ended June 30, 2012, was $42,169,900.

8.	Capital

During 2004, the Trust issued 101,000,000 shares of common stock at $15.00. In connection with the Trust’s DRIP plan, the Trust issued no common shares in for the six months ended June 30, 2012 and year ended 2011, respectively. At June 30, 2012, the Trust had outstanding common shares of 116,590,494 with a par value of $0.001 per share. The Advisor owned 12,741 shares of the common shares outstanding.

At June 30, 2012, the Trust had no shares of auction rate preferred securities outstanding.

9.	Indemnifications

The Trust enters into contracts that contain a variety of indemnifications. The Trust’s exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses or current claims or losses pursuant to these contracts.

10.	New Accounting Pronouncements

In December 2011, the FASB issued ASU No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

SEMI-ANNUAL REPORT 2012	19

Notes to Financial Statements concluded

11.	Subsequent Events

Events or transactions that occur after the balance sheet date but before the financial statements are issued are categorized as recognized or non-recognized for financial statement purposes. The Advisor has evaluated subsequent events and has determined there were no events that required recognition or disclosure in the Trust’s financial statements, other than as noted below.

As discussed in Note 2, the Trust has one investment in a private equity security, Verde Realty, which is fair valued with a market value of $8,545,440 or $12.00 per share at June 30, 2012. On July 26, 2012, Verde Realty and Brookfield Asset Management issued a joint press release. The press release stated that there was a proposed merger between Verde Realty and a fund sponsored by Brookfield Asset Management Inc.’s Brookfield Property Group. The transaction will provide Verde shareholders with a price of up to $12.85 per common share. The transaction is subject to shareholder approval and other customary closing conditions and is expected to be completed in the fourth quarter of 2012.

20	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Supplemental Information (unaudited)

Trustees

The Trustees of the CBRE Clarion Global Real Estate Income Fund and their principal occupations during the past five years:

Name, Address and Age	Term of Office and Length of Time Served (1)	Title	Principal Occupations During The Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees:
T. Ritson Ferguson* 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 53	3 years/ since inception	Trustee, President and Chief Executive Officer	Chief Executive Officer and Co-Chief Investment Officer of CBRE Clarion Securities LLC	1
Asuka Nakahara** 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 56	3 years/ since inception	Trustee	Associate Director of the Zell-Lurie Real Estate Center at the Wharton School, University of Pennsylvania (since 1999); Lecturer of Real Estate at the Wharton School, University of Pennsylvania (since 1999); Partner of Triton Atlantic Partners (since 2009).	1
Frederick S. Hammer 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 76	3 years/ since inception	Trustee	Co-Chairman of Inter-Atlantic Group (since 1994) and a member of its investment committee.	1

Serves on the Boards of Universal Business Payment Solutions Corp. (since 2011); Inter-Atlantic Financial, Inc. (since 2007); E-Duction, Inc. (2005 - 2008), Avalon Insurance Holdings, Inc. (2006 - 2009) and Homeowners Insurance Corp. (since 2006); Director of US Fiduciary Corp. (2006 - 2009); Chairman of the Board of Annuity and Life Re (Holdings), Ltd.

(1998 - 2005).

Richard L. Sutton 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 77	3 years/ since inception	Trustee	Partner, Morris, Nichols, Arsht & Tunnel (1966 - 2000).	1	Board of Directors of Investors in Global Real Estate Ltd. (since 2006).

SEMI-ANNUAL REPORT 2012	21

Supplemental Information continued

Name, Address and Age	Term of Office and Length of Time Served (1)	Title	Principal Occupations During The Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees:
John Bartholdson 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 67	3 years/ 9 years	Trustee/Audit Committee Financial Expert	Senior Vice President, CFO and Treasurer, and a Director of Triumph Group, Inc. (1993 -2007).	1	Board of Old Mutual Advisor Funds, Old Mutual Funds II and Old Mutual Insurance Series Fund (since 2004), and Old Mutual Funds III (2008 - 2009).

(1)	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Messrs. Ferguson and Hammer, as Class I Trustees, are expected to stand for re-election at the Trust’s 2014 annual meeting of shareholders; Mr. Nakahara, as Class II Trustee, is expected to stand for re-election at the Trust’s 2012 annual meeting of shareholders; Messrs. Sutton and Bartholdson, as Class III Trustees, are expected to stand for re-election at the Trust’s 2013 annual meeting of shareholders.

*	Mr. Ferguson is deemed to be an interested person of the Trust as defined in the Investment Company Act of 1940 (the “1940 ACT”), as amended, due to his position with the Advisor.

**	Mr. Nakahara owned 5,000 shares of CB Richard Ellis Group, Inc. (“CB Richard Ellis”), of which the advisor is an indirect majority-owned subsidiary, as of July 1, 2011, the date CB Richard Ellis acquired the advisor, and through September 2, 2011, technically making him an interested person of the Trust (as defined in the 1940 Act) during that period. Mr. Nakahara purchased the shares several years ago. Mr. Nakahara no longer owns those shares and is an independent Trustee of the Trust.

22	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Supplemental Information continued

Officers

The Officers of the CBRE Clarion Global Real Estate Income Fund and their principal occupations during the past five years:

Name, Address, Age and Position(s) Held with Registrant	Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations
Officers:
Jonathan A. Blome 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 35 Chief Financial Officer	since 2006

Chief Financial Officer and Director of Operations of CBRE Clarion Securities LLC (since 2011); Director and Head of Operations of CBRE Clarion Securities LLC (since 2010); Senior

Vice President of CBRE Clarion Securities LLC (2005 - 2010).

William E. Zitelli 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 44 Chief Compliance Officer and Secretary	since 2007	General Counsel of CBRE Clarion Securities LLC (since 2007), Chief Compliance Officer of CBRE Clarion Securities LLC (2007 - 2010)

SEMI-ANNUAL REPORT 2012	23

Supplemental Information concluded

Additional Information

Statement of Additional Information includes additional information regarding the Trustees. This information is available upon request, without charge, by calling the following toll-free telephone number: 1-888-711-4272.

The Trust has delegated the voting of the Trust’s voting securities to the Trust’s advisor pursuant to the proxy voting policies and procedures of the advisor. You may obtain a copy of these policies and procedures by calling 1-888-711-4272. The policies may also be found on the website of the Securities and Exchange Commission (http://www.sec.gov).

Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Trust at 1-888-711-4272 or by accessing the Trust’s Form N-PX on the Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the SEC website at http://www.sec.gov. The Trust’s Form N-Qs may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Dividend Reinvestment Plan (unaudited)

Pursuant to the Trust’s Dividend Reinvestment Plan (the “Plan”), shareholders of the Trust are automatically enrolled, to have all distributions of dividends and capital gains reinvested by The Bank of New York Mellon (the “Plan Agent”) in the Trust’s shares pursuant to the Plan. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting The Bank of New York Mellon, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ account, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by open market purchases. If, on the dividend payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants. Participants that request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare Shareowner Services LLC, P.O. Box 358015, Pittsburgh, PA 15252-8015, Phone Number: (866) 221-1580.

24	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

BOARD OF TRUSTEES

T. RITSON FERGUSON

ASUKA NAKAHARA

FREDERICK S. HAMMER

RICHARD L. SUTTON

JOHN BARTHOLDSON

OFFICERS

T. RITSON FERGUSON

PRESIDENT AND

CHIEF EXECUTIVE OFFICER

JONATHAN A. BLOME

CHIEF FINANCIAL OFFICER

WILLIAM E. ZITELLI

CHIEF COMPLIANCE OFFICER

AND SECRETARY

INVESTMENT ADVISOR

CBRE CLARION SECURITIES LLC

201 KING OF PRUSSIA ROAD, SUITE 600

RADNOR, PA 19087

888-711-4272

ADMINISTRATOR AND CUSTODIAN

THE BANK OF NEW YORK MELLON

NEW YORK, NEW YORK

TRANSFER AGENT

COMPUTERSHARE

JERSEY CITY, NEW JERSEY

LEGAL COUNSEL

MORGAN, LEWIS & BOCKIUS, LLP

WASHINGTON, DC

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP

PHILADELPHIA, PENNSYLVANIA

Item 2. Code of Ethics.

Not applicable for semi-annual reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reporting period.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reporting period.

Item 6. Investments.

(a) The schedule of investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reporting period.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reporting period.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The Trust’s principal executive officer and principal financial officer are aware of no changes in the Trust’s internal control over financial reporting that occurred during the Trust’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certification of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certification of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(c) Notices to Trust’s common shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1.(1)

(1)

The Trust has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year. This relief is conditioned, in part, on an undertaking by the Trust to make the disclosures to the holders of the Trust’s common shares, in addition to the information required by Section 19(a) of the Investment Company Act and Rule 19a-1 thereunder. The Trust is likewise obligated to file with the Commission the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) CBRE Clarion Global Real Estate Income Fund

By:	/s/ T. Ritson Ferguson

Name:	T. Ritson Ferguson

Title:	President and Chief Executive Officer

Date:	September 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ T. Ritson Ferguson

Name:	T. Ritson Ferguson

Title:	President and Chief Executive Officer

Date:	September 6, 2012

By:	/s/ Jonathan A. Blome

Name:	Jonathan A. Blome

Title:	Chief Financial Officer

Date:	September 6, 2012